Exhibit 10.1

Execution Version

FIRST AMENDMENT

FIRST AMENDMENT, dated as of August 11, 2009 (this “First Amendment”), to (i) the Amended and Restated Credit Agreement, dated as of April 29, 2005, as amended and restated as of December 19, 2008 (the “Credit Agreement”), among Brunswick Corporation (the “Company”), certain subsidiaries of the Company that may be Subsidiary Borrowers party thereto, certain subsidiaries of the Company party thereto as guarantors (the “Guarantors”), the several banks and other financial institutions or entities from time to time party thereto as lenders (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), and the other Agents party thereto and (ii) the Pledge and Security Agreement, dated as of December 19, 2008 (the “Security Agreement”), among the Company, the Grantors and the Administrative Agent.

W I T N E S S E T H:

WHEREAS, the Company, the Lenders, the Agents and the Administrative Agent are parties to the Credit Agreement, and the Company, the Guarantors and the Administrative Agent are parties to the Security Agreement;

WHEREAS, the Company has requested that the Required Lenders agree to amend the Credit Agreement and the Security Agreement in the manner set forth herein; and

WHEREAS, the Required Lenders are willing to agree to the requested amendments as set forth herein;

NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto hereby agree as follows:

1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein which are defined in the Credit Agreement are used herein as therein defined.

2. Amendments to Section 1.01. Section 1.01 of the Credit Agreement is hereby amended by:

(a) inserting the following definitions in appropriate alphabetical order:

“Existing 2013 Notes” means the Company’s 9.75% Notes due August 15, 2013 issued under the Existing Notes Indenture.

“Fond du Lac Facility” means the manufacturing plants and facilities, distribution and warehouse facilities and executive offices of the Mercury Marine division located in or adjacent to Fond du Lac, Wisconsin, including all fixtures thereon and equipment and manufacturing-related tangible assets located therein from time to time, but excluding Inventory, raw materials and all production components thereof.

“Permitted Government Financing Sale and Leaseback Transactions” means sale and leaseback transactions with respect to the Fond du Lac Facility or the Stillwater Facility pursuant to one or more government sponsored or supported programs and related to the Company’s plans from time to time with respect to the Fond du Lac Facility and/or the Stillwater Facility.

“Stillwater Facility” means the manufacturing plants and facilities, distribution and warehouse facilities and executive offices of the Mercury Marine division located in or adjacent to Stillwater, Oklahoma, including all fixtures thereon and equipment and manufacturing-related tangible assets located therein from time to time, but excluding Inventory, raw materials and all production components thereof.

(b) amending the definition of “Bowling Assets” by deleting the words “that are owned by Leiserv, Inc. and its Subsidiaries”.

3. Amendments to Section 6.01A. Section 6.01A of the Credit Agreement is hereby amended by:

(a) deleting paragraph (i) in its entirety and inserting in lieu thereof the following:

“(i) Indebtedness of the Company, any other Loan Party or any other Subsidiary that owns Available Collateral incurred to refinance Existing 2011 Notes from time to time (it being understood that the proceeds of any such Indebtedness may be deposited in an account subject to a control agreement reasonably satisfactory to the Administrative Agent pending the application of such proceeds to refinance Existing 2011 Notes (which control agreement shall provide that the Administrative Agent shall have a security interest therein, and control over such proceeds, for the benefit of the Secured Parties subject only to the right of the Borrower, so long as no Event of Default shall have occurred and be continuing, to use such proceeds to refinance Existing 2011 Notes)); provided that the aggregate principal amount of Indebtedness permitted by this paragraph (i) to refinance Existing 2011 Notes shall not at any time exceed the outstanding principal amount of the Existing 2011 Notes plus any accrued interest and premiums and any underwriting discounts, defeasance costs, fees, commissions and expenses reasonably incurred in connection with the refinancing; provided further that, in the event that no Existing 2011 Notes are outstanding (or sufficient proceeds are or have been deposited to provide for the refinancing of the Existing 2011 Notes in full as set forth above), the Company, any other Loan Party or any other Subsidiary that owns Available Collateral may incur additional Indebtedness (x) in an initial aggregate principal amount not to exceed $100,000,000 and (y) to refinance in whole or in part the Existing 2013 Notes (it being understood that the proceeds of any such Indebtedness may be deposited in an account subject to a control agreement reasonably satisfactory to the Administrative Agent pending the application of such proceeds to refinance Existing 2013 Notes (which control agreement shall provide that the Administrative Agent shall have a security interest therein, and control over such proceeds, for the benefit of the Secured Parties subject only to the right of the Borrower, so long as no Event of Default shall have occurred and be continuing, to use such proceeds to refinance Existing 2013 Notes)); provided that the aggregate principal amount of Indebtedness permitted by this clause (y) shall not at any time exceed the outstanding principal amount of the Existing 2013 Notes plus any accrued interest and premiums and any underwriting discounts, defeasance costs, fees, commissions and expenses reasonably incurred in connection with the refinancing; provided further that immediately after giving pro forma effect to the incurrence of any Indebtedness pursuant to this paragraph (i), no Default or Event of Default shall have occurred and be continuing;”;

(b) deleting the word “and” at the end of paragraph (s);

(c) deleting the period at the end of paragraph (t) and inserting in lieu thereof “; and”; and

(d) adding the following new paragraph (u):

“(u) Indebtedness of the Company, any other Loan Party or any other Subsidiary that owns a Fond du Lac Facility or a Stillwater Facility incurred pursuant to one or more government sponsored or supported programs and related to the Company’s plans from time to time with respect to the Fond du Lac Facility and/or the Stillwater Facility; provided that the aggregate principal amount of Indebtedness permitted by this paragraph (u), together with the aggregate amount of sale and leaseback transactions consummated pursuant to clause (v) of Section 6.07, shall not exceed the Government Debt Cap, as defined in Annex A to the First Amendment hereto, dated as of August 11, 2009, at any time outstanding.”.

4. Amendments to Section 6.02. Section 6.02 of the Credit Agreement is hereby amended by:

(a) inserting the parenthetical “(or more junior)” after the words “second priority” in paragraph (i);

(b) deleting the word “and” at the end of paragraph (n);

(c) deleting the period at the end of paragraph (o) and inserting in lieu thereof “; and”;

(d) adding the following new paragraph (p):

“(p) Liens on the Fond du Lac Facility or the Stillwater Facility securing Indebtedness permitted by Section 6.01A(u).”; and

(e) deleting the words “paragraph (a) above” and inserting in lieu thereof the words “paragraphs (a) or (p) above” in the final paragraph thereof.

5. Amendments to Section 6.07. Section 6.07 of the Credit Agreement is hereby amended by:

(a) deleting the word “and” at the end of clause (iii) and inserting in lieu thereof a comma;

(b) deleting the period at the end of clause (vi) and inserting in lieu thereof the word “and”; and

(c) adding the following new clause (v):

“(v) Permitted Government Financing Sale and Leaseback Transactions in an aggregate amount, together with the aggregate principal amount of Indebtedness incurred under Section 6.01A(u) at any time outstanding, not to exceed the Government Debt Cap, as defined in Annex A to the First Amendment hereto, dated as of August 11, 2009.”.

6. Amendment to Section 6.08. Section 6.08 of the Credit Agreement is hereby amended by inserting the words “and the Existing 2013 Notes” after the words “Existing 2011 Notes” in clause (viii) of paragraph (b) thereof.

7. Amendments to Section 6.09. Section 6.09 of the Credit Agreement is hereby amended by:

(a) deleting the word “or” at the end of clause (iii)(B);

(b) adding the word “or” at the end of clause (iii)(C); and

(c) adding the following new clause (iii)(D):

“(D) Indebtedness secured by, or sale and leaseback transactions in respect of, the Fond du Lac Facility or the Stillwater Facility, provided such restrictions apply solely to the Fond du Lac Facility or the Stillwater Facility, as applicable, and the Subsidiaries that own the Fond du Lac Facility or the Stillwater Facility, as applicable,”

8. Amendments to Section 10.18. Section 10.18 of the Credit Agreement is hereby amended by inserting references to “Available Collateral, Fond du Lac Facility or Stillwater Facility” in lieu of the references to “Available Collateral” therein.

9. Amendments to Article II of the Security Agreement. Article II of the Security Agreement is hereby amended by:

(a) deleting the word “and” at the end of clause (xi) of the definition of “Excluded Property” and inserting in lieu thereof a comma;

(b) inserting “, and” at the end of clause (xii) of the definition of “Excluded Property”;

(c) inserting the following new clause (xiii) in the definition of “Excluded Property”:

“(xiii) the Fond du Lac Facility or the Stillwater Facility to the extent such assets are subject to a Lien permitted by Section 6.02(p) of the Credit Agreement”; and

(d) deleting the final paragraph thereof in its entirety and inserting in lieu thereof the following:

“Notwithstanding any other provision of this Agreement, for so long as the Indenture shall remain in effect, the aggregate amount of the Secured Obligations secured by the Liens granted under the Collateral Documents, in each case to the extent the assets subject to such security interests and Liens constitute Indenture Properties, shall not exceed the difference between (i) the maximum amount of the Secured Obligations that can be so secured without requiring that any securities outstanding under the Indenture be ratably secured with the Secured Obligations in accordance with Section 5.05(b) of the Indenture and (ii) the sum of (A) the amount of Indebtedness incurred in reliance on Section 6.01A(i) or (o) of the Credit Agreement that is secured by, or sale and leaseback transactions incurred in reliance on Section 6.07 in respect of the Headquarters to the extent it constitutes an Indenture Property and (B) the amount of Indebtedness incurred in reliance on Section 6.01A(u) that is secured by a Lien on the Fond du Lac Facility or the Stillwater Facility to the extent either such asset subject to such a Lien constitutes an Indenture Property.”.

10. Conditions to Effectiveness of this Amendment. This First Amendment shall become effective (the date of such effectiveness, the “First Amendment Effective Date”) upon the satisfaction of or waiver by the Administrative Agent of the following conditions:

(a) this First Amendment shall have been executed and delivered by the Company, the Administrative Agent and the Required Lenders;

(b) no Default or Event of Default shall have occurred and be continuing;

(c) each Lender that has provided its written consent to this First Amendment on or prior to 12:00 noon, New York City time, on August 11, 2009 shall have received an amendment fee (or the Administrative Agent shall have received such fee for the account of such Lender) in an amount equal to 0.125% of such Lender’s Commitment; and

(d) the Administrative Agent and the Lead Arranger shall have received all fees required to be paid, and all expenses for which invoices have been presented (including the reasonable fees and expenses of legal counsel).

11. Representation and Warranties. To induce the Agents and the Lenders to enter into this First Amendment, the Company hereby represents and warrants to each Agent and each Lender that:

(a) As of the First Amendment Effective Date, and after giving effect to this First Amendment, each of the representations and warranties made by the Company in or pursuant to the Loan Documents is true and correct in all material respects as if made on and as of such date (it being understood and agreed that any representation or warranty that by its terms is made as of a specific date shall be required to be true and correct in all material respects only as of such specified date).

(b) No Default or Event of Default has occurred and is continuing after giving effect to the amendments contemplated herein.

12. Effect. Except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions of the Loan Documents shall remain unamended and not waived and shall continue to be in full force and effect.

13. Counterparts. This First Amendment may be executed by one or more of the parties to this First Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this First Amendment signed by all the parties shall be lodged with the Company and the Administrative Agent.

14. Severability. Any provision of this First Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

15. Integration. This First Amendment and the other Loan Documents represent the agreement of the Loan Parties, the Administrative Agent and the Lenders with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to the subject matter hereof or thereof not expressly set forth or referred to herein or in the other Loan Documents.

16. GOVERNING LAW. THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BRUNSWICK CORPORATION

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as Administrative Agent and a Lender

By:
Name:
Title: